UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

Business First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-38447	20-5340628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana	70801
(Address of principal executive offices)	(Zip Code)

(225) 248-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on April 25, 2024, Business First Bancshares, Inc., a Louisiana corporation (“BFST”), and Oakwood Bancshares, Inc., a Texas corporation (“Oakwood”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for the acquisition by BFST of Oakwood through the merger of Oakwood with and into BFST, with BFST surviving the merger (the “Merger”). As soon as practicable after the consummation of the Merger, Oakwood Bank, a Texas banking association and wholly-owned subsidiary of Oakwood, will merge with and into b1BANK, a Louisiana state-chartered bank and wholly-owned subsidiary of BFST (“b1BANK”), with b1BANK surviving the merger.

On September 3, 2024, BFST and b1BANK announced their receipt of all required regulatory approvals and non-objections to complete the transactions contemplated by the Reorganization Agreement, including those from the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Louisiana Office of Financial Institutions, and the Texas Department of Banking. In addition, on August 27, 2024, Oakwood’s shareholders voted to approve the Reorganization Agreement and the transactions contemplated thereby, including the Merger.

The Merger is expected to be completed on October 1, 2024, and remains subject to the satisfaction of customary closing conditions.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Business First Bancshares, Inc., dated September 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act. These forward-looking statements reflect the current views of BFST with respect to future events and BFST’s financial performance. Any statements about BFST’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. BFST cautions that the forward-looking statements in this document are largely based on BFST’s current expectations, estimates, projections, goals and forecasts and management assumptions about the future performance of each of BFST, Oakwood and the combined company, as well as the businesses and markets in which they do and are expected to operate. These forward-looking statements are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond BFST’s control. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the expected impact of the proposed transaction between BFST and Oakwood on the combined entities’ operations, financial condition, and financial results; (2) the businesses of BFST and Oakwood may not be combined successfully, or such combination may take longer to accomplish than expected; (3) the cost savings from the proposed transaction may not be fully realized or may take longer to realize than expected; (4) operating costs, customer loss and business disruption following the proposed transaction, including adverse effects on relationships with employees, may be greater than expected; (5) the failure to satisfy the conditions to completion of the proposed transaction; (6) the failure of the proposed transaction to close for any other reason; (7) the impact on BFST and Oakwood, and their respective customers, of a decline in general economic conditions that would adversely affect credit quality and loan originations, and any regulatory responses thereto; (8) potential recession in the United States and BFST’s and Oakwood’s market areas; (9) the impacts related to or resulting from bank failures and any continuation of the uncertainty in the banking industry, including the associated impact to BFST, Oakwood and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response thereto; (10) the impact of changes in market interest rates, whether due to continued elevated interest rates resulting in further compression of net interest margin or potential reductions in interest rates resulting in declines in net interest income; (11) the persistence of the current inflationary pressures, or the resurgence of elevated levels of inflation, in the United States and the BFST and Oakwood market areas; (12) the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; (13) uncertainty regarding United States fiscal debt and budget matters; (14) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; (15) competition from other financial services companies in BFST’s and Oakwood’s markets; or (16) current or future litigation, regulatory examinations or other legal and/or regulatory actions. Additional information regarding these risks and uncertainties to which BFST’s business and future financial performance are subject is contained in BFST’s most recent Annual Report on Form 10-K on file with the SEC, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of such documents, and other documents BFST files or furnishes with the SEC from time to time, which are available on the SEC’s website, www.sec.gov. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which BFST is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results. Due to these and other possible uncertainties and risks, BFST can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this document. Any forward-looking statements presented herein are made only as of the date of this document, and BFST does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, new information, the occurrence of unanticipated events, or otherwise, except as required by applicable law. All forward-looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2024	BUSINESS FIRST BANCSHARES, INC.

	By:	/s/ David R. Melville, III
	Name:	David R. Melville, III
	Title:	Chairman, President and Chief Executive Officer